DAIMLERCHRYSLER


                       DAIMLERCHRYSLER AUTO TRUST 2001-C

            CHRYSLER FINANCIAL COMPANY L.L.C., Seller and Servicer

                              Subject to Revision
                      Term Sheet dated September 4, 2001

      The trust will issue $1,856,473,000 of securities backed by automobile and light duty truck receivables purchased directly from Chrysler Financial Company L.L.C.

--------------------------------------------------------------------------------------------------------------------------

                                                 Total Securities Issued
             -----------------------------------------------------------------------------------------------------
                     Security              Principal Amount      Fixed Per Annum Interest         Legal Final
                                                                           Rate
             -----------------------------------------------------------------------------------------------------
             A-1 Notes(1)                    $296,123,000                         %                 August 2002
             .....................................................................................................

             A-2 Notes                       $695,000,000                         %                  July 2004
             .....................................................................................................

             A-3 Notes                       $353,000,000                         %                  July 2005
             .....................................................................................................

             A-4 Notes                       $452,000,000                         %                December 2006
             .....................................................................................................

             Certificates(1)                  $60,350,000
             .....................................................................................................

(1)  Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------

                                           Initial Credit Enhancement for the Notes(1)
                             ---------------------------------------------------------------------------------------------
                             Overcollateralization(2)    Certificates(3)     Reserve Fund               Total
                                                         (Subordinated)
                             ---------------------------------------------------------------------------------------------

Amount                             $64,976,635.85          $60,350,000       $4,641,182.50        $129,967,818.35
 ..........................................................................................................................
Percentage
of Total
Securities                             3.50%                  3.25%             0.25%                   7.00%
 ..........................................................................................................................
(1)  The expected excess cash flows generated from the difference between the interest collections on all the receivables (including principal collections allocable to the yield supplement overcollateralization amount) and the sum of the servicing fee, the interest payments on the outstanding securities and required reserve fund deposits could also provide credit enhancement.
(2)  The overcollateralization amount does not include the yield supplement overcollateralization amount which is initially $28,678,884.20
(3)  The certificates do not bear interest.
--------------------------------------------------------------------------------------------------------------------------

                                                 TABLE OF CONTENTS

  ------------------------------------------------------       ----------------------------------------------------
                    Section                    Page                              Section                   Page

  ------------------------------------------------------       ----------------------------------------------------
                                                                            - Interest Payments              11
                                                               ----------------------------------------------------
o        TRANSACTION ILLUSTRATION                3                          - Principal Payments             12
------------------------------------------------------         ----------------------------------------------------
o        PARTIES TO THE TRANSACTION              4                          - Optional Redemption            13
------------------------------------------------------         ----------------------------------------------------
o        SECURITIES ISSUED                       5               o     FLOW OF FUNDS                         13
------------------------------------------------------         ----------------------------------------------------
o        RECEIVABLES POOL                        5                          - Sources of Funds Available
------------------------------------------------------                        for Distribution               13
         - Composition of the                                  ----------------------------------------------------
           Receivables Pool                      6                          - Application of Available       14
------------------------------------------------------                        Funds
         - New/Used Distribution                 6             ----------------------------------------------------
------------------------------------------------------           o     CREDIT ENHANCEMENT                    15
         - Distribution by APR                   7             ----------------------------------------------------
------------------------------------------------------                      - Overcollateralization          15
         - Geographic Distribution               8             ----------------------------------------------------
------------------------------------------------------                      - Excess Interest Collections    16
         - Selection Criteria                    9             ----------------------------------------------------
------------------------------------------------------                      - Reserve Fund                   16
o        NET CREDIT LOSS AND                                   ----------------------------------------------------
         DELINQUENCY EXPERIENCE                  9                          - Subordinated Certificates      16
------------------------------------------------------         ----------------------------------------------------
         - CFC Net Credit Loss and                               o     YIELD SUPPLEMENT
           Repossession Experience              10                     OVERCOLLATERALIZATION
------------------------------------------------------                 AMOUNT                                17
         - CFC Delinquency Experience           11             ----------------------------------------------------
------------------------------------------------------           O     SERVICING                             18
o        PAYMENTS ON THE SECURITIES             11             ----------------------------------------------------
------------------------------------------------------                      - Compensation                   18
         - Payment Dates                        11             ----------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                           TRANSACTION ILLUSTRATION

                        on or about September 13, 2001
                           (approximate $ thousands)

                      -----------------------------------
                      CHRYSLER FINANCIAL COMPANY L.L.C.
                            [Seller and Servicer]
                      -----------------------------------
---------------------------------------                                         $4,641
DAIMLERCHRYSLER RETAIL RECEIVABLES LLC                                          reserve
       [Special Purpose Entity]                                                  fund
---------------------------------------                         $1,950,129
                                                                receivables

     Overcollateralization         Yield Supplement
          $64,977                  Overcollateralization
                                        Amount(2)
                                        $28,679                                   --------------
                                                                                   CITIBANK,
------------------            ----------------------------------                      N.A.
Certificates(1)               DAIMLERCHRYLSER AUTO TRUST 2001-C    .......         [Indenture
    $60,350                                [Issuer]                                  Trustee]
------------------            ----------------------------------                  ---------------

                                                                      ------------
                                                                      A-2 Notes
   -----------------------                -----------------           $695,000
     CHASE MANHATTAN                         A-1 Notes(1)
    BANK USA, NATIONAL                        $296,123
       ASSOCIATION                        -----------------           A-3 Notes
     [Owner Trustee]                                                  $353,000
   -----------------------
                                                                      A-4 Notes
                                                                      $452,000
                                                                      ------------

-----------------------------------------------------------------------------------------------------------
(1)   Not being offered publicly or in this document.  The certificates are subordinated.
(2)   As set forth on page 17 of this document.
---------------------------------------------------------------------------------------------------------------------------


                                            PARTIES TO THE TRANSACTION

---------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------
                   Entity                                      Description
      ---------------------------------------------------------------------------------------------
      DaimlerChrysler Auto              o        Issuer of the securities
      Trust 2001-C
                                        o        A Delaware business trust

                                        o        Principal office is in Wilmington, Delaware
      ---------------------------------------------------------------------------------------------
      Chrysler Financial Company        o        Seller of the receivables to the trust
      L.L.C. ("CFC")
                                        o        Servicer of the receivables

                                        o        An indirect wholly-owned subsidiary of
                                                 DaimlerChrysler AG

                                        o        A Michigan limited liability company

                                        o        Originator of CFC receivables
      ---------------------------------------------------------------------------------------------
      Citibank, N.A.(1)                 o        Indenture trustee

                                        o        Performs duties for the benefit of the
                                                 noteholders
      ---------------------------------------------------------------------------------------------
      Chase Manhattan                   o        Owner trustee
      Bank USA, National
      Association.(1)                   o        Performs duties on behalf of the trust and
                                                 certificateholders
      ---------------------------------------------------------------------------------------------
      DaimlerChrysler Retail            o        A special-purpose financing entity
      Receivables LLC
                                        o        A Michigan limited liability company, formerly
                                                 named Premier Receivables L.L.C.

                                        o        An indirect wholly-owned subsidiary of CFC

                                        o        Initial holder of the subordinated certificates

                                        o        Initial owner of rights to overcollateralization
                                                 distributions and residual cash flows
      ---------------------------------------------------------------------------------------------
(1)  The seller and its affiliates may maintain normal commercial banking relations with the indenture trustee, the owner trustee and their affiliates.
---------------------------------------------------------------------------------------------------

                               SECURITIES ISSUED

      The trust will issue $1,856,473,000 of securities, comprised of both notes and certificates.

-------------------------------------------------------------------------------
                            Total Securities Issued
      -------------------------------------------------------------------------
         Security           Principal Amount       Fixed Per Annum  Legal Final
                                                   Interest Rate
      -------------------------------------------------------------------------
      A-1 Notes(1)            $296,123,000                %       August 2002
      -------------------------------------------------------------------------
      A-2 Notes               $695,000,000                %       July 2004
      -------------------------------------------------------------------------
      A-3 Notes               $353,000,000                %       July 2005
      -------------------------------------------------------------------------
      A-4 Notes               $452,000,000                %       December 2006
      -------------------------------------------------------------------------
      Certificates(1)          $60,350,000                %
      -------------------------------------------------------------------------
(1) Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.
-------------------------------------------------------------------------------

      Other points to consider include:

o the outstanding principal of each class of notes is due by its maturity date (each a "Legal Final"),

o the offered securities will be issued on or about September 13, 2001 in book-entry form through the facilities of the Depository Trust Company, Clearstream and the Euroclear System, and

o by September 13, 2001, three nationally recognized rating agencies will rate the offered securities in the highest investment rating category.


                               RECEIVABLES POOL

      On September 13, 2001, the trust will use the proceeds from the issuance of the securities to purchase a pool of automobile and light duty truck receivables from the seller. Collections on this pool of receivables will be the trust's principal source of funds for making payments on the securities. The following information about the receivables is as of August 29, 2001 (the "Cut-off Date").

      The receivables pool had the following characteristics:

      -------------------------------------------------------------------

                      Composition of the Receivables Pool
                             As of August 29, 2001

      Aggregate Principal Balance                    $1,950,128,520.05
      ------------------------------------------------------------------
      Number of Receivables                               103,268
      ------------------------------------------------------------------
      Average Principal Balance                         $18,884.15
      ------------------------------------------------------------------
      Weighted Average APR                                 6.82%
      ------------------------------------------------------------------
      Weighted Average Original Term                   59.06 months
      ------------------------------------------------------------------
      Weighted Average Remaining Term                  55.61 months
      ------------------------------------------------------------------
      As a Percentage of the Aggregate
      Principal Balance:
      ------------------------------------------------------------------
            Receivables with Recourse to Dealers           0.55%
      ------------------------------------------------------------------

      ------------------------------------------------------------------

      The receivables pool had the following new vehicle/used vehicle distribution:

 -----------------------------------------------------------------------------

                 New/Used Distribution of the Receivables Pool
                             As of August 29, 2001
                                    ------------------------------------------
                                            New                  Used
                                    ------------------------------------------
      Aggregate Principal Balance      $1,632,745,425.50     $317,383,094.55
      ------------------------------------------------------------------------
      Percentage of Aggregate Principal
      Balance                               83.73%               16.27%
      ------------------------------------------------------------------------
      Number of Receivables                 80,000               23,268
      ------------------------------------------------------------------------
      Percentage of Receivables             77.47%               22.53%
      ------------------------------------------------------------------------

      ------------------------------------------------------------------------


The receivables pool had the following distribution by APR:

------------------------------------------------------------------------------------------------------------

                  Distribution by APR of the Receivables Pool
                             As of August 29, 2001
     ------------------------------------------------------------------------------------------------
           APR Range            Number of               Aggregate              Percent of Aggregate
                               Receivables          Principal Balance          Principal Balance(1)
     ------------------------------------------------------------------------------------------------
     0.00% to 5.00%               35,443              $814,193,798.38               41.8%
     ------------------------------------------------------------------------------------------------
     5.01% to 6.00%                1,843                37,418,581.01                1.9%
     ------------------------------------------------------------------------------------------------
     6.01% to 7.00%                5,668               100,816,884.83                5.2%
     ------------------------------------------------------------------------------------------------
     7.01% to 8.00%               11,235               192,025,417.82                9.8%
     ------------------------------------------------------------------------------------------------
     8.01% to 9.00%               10,888               184,793,067.98                9.5%
     ------------------------------------------------------------------------------------------------
     9.01% to 10.00%              10,622               181,762,475.82                9.3%
     ------------------------------------------------------------------------------------------------
     10.01% to 11.00%              8,822               152,738,398.17                7.8%
     ------------------------------------------------------------------------------------------------
     11.01% to 12.00%              6,442               107,140,122.83                5.5%
     ------------------------------------------------------------------------------------------------
     12.01% to 13.00%              4,212                64,898,947.17                3.3%
     ------------------------------------------------------------------------------------------------
     13.01% to 14.00%              2,390                33,996,104.99                1.7%
     ------------------------------------------------------------------------------------------------
     14.01% to 15.00%              1,708                24,704,499.45                1.3%
     ------------------------------------------------------------------------------------------------
     15.01% to 16.00%                950                13,165,886.23                0.7%
     ------------------------------------------------------------------------------------------------
     16.01% to 17.00%                833                12,693,765.31                0.7%
     ------------------------------------------------------------------------------------------------
     17.01% to 18.00%              1,032                14,564,667.19                0.7%
     ------------------------------------------------------------------------------------------------
     18.01% to 19.00%                288                 3,930,040.76                0.2%
     ------------------------------------------------------------------------------------------------
     19.01% to 20.00%                869                10,965,393.47                0.6%
     ------------------------------------------------------------------------------------------------
     Greater than 20.00%              23                   320,468.64                0.0%
     ------------------------------------------------------------------------------------------------
     Totals                      103,268            $1,950,128,520.05              100.0%
     ------------------------------------------------------------------------------------------------
(1)      Percentages may not add to 100.0% because of rounding.
------------------------------------------------------------------------------------------------------------

      The following table lists the ten states with the largest percentage concentration of the aggregate principal balance of the receivables pool based on the physical address of the dealer originating the receivable. No other state accounts for more than 4.0% of the aggregate principal balance of the receivables pool as of August 29, 2001.

      ------------------------------------------------------------------------

                Geographic Distribution of the Receivables Pool
                             As of August 29, 2001
      ------------------------------------------------------------------------
                  State                               Percentage of Aggregate
                                                        Principal Balance (1)
      ------------------------------------------------------------------------
          Texas                                                     9.9%
      ------------------------------------------------------------------------
          Pennsylvania                                              7.5%
      ------------------------------------------------------------------------
          New York                                                  6.7%
      ------------------------------------------------------------------------
          Illinois                                                  6.6%
      ------------------------------------------------------------------------
          Florida                                                   5.9%
      ------------------------------------------------------------------------
          Michigan                                                  5.2%
      ------------------------------------------------------------------------
          New Jersey                                                4.9%
      ------------------------------------------------------------------------
          North Carolina                                            4.1%
      ------------------------------------------------------------------------
          California                                                4.0%
      ------------------------------------------------------------------------
          Georgia                                                   4.0%
      ------------------------------------------------------------------------
          All Other                                                41.2%
      ------------------------------------------------------------------------
          Total                                                   100.0%
      ------------------------------------------------------------------------
      (1)  Percentages may not add to 100.0% because of rounding.
      ------------------------------------------------------------------------

Selection Criteria

      We used the following criteria to select the receivables pool:

o Each receivable was originally purchased by the seller from dealers in the ordinary course of its business.

o    Interest on each receivable is computed using the simple interest method.

o    As of August 29, 2001:

          - no receivable was more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment);

          -    no receivable was the subject of a bankruptcy proceeding;

          - each receivable had a remaining principal balance of at least $1,000.00; and

          - each receivable had a scheduled maturity before August 31, 2007.

The seller believes its selection procedures are not adverse to securityholders.


                  NET CREDIT LOSS AND DELINQUENCY EXPERIENCE

      Net credit loss experience is dependent upon general economic conditions, the number of repossessions, the amount of principal and accrued interest outstanding on the receivable at the time of repossession, and the resale values of the repossessed vehicles.

      The following tables detail the net credit loss, repossession and delinquency experience of CFC's United States portfolio of new and used automobile and light duty truck retail receivables. The information includes:

o an immaterial amount of retail receivables secured by vehicles other than automobiles and light duty trucks, and

o     previously sold contracts which CFC continues to service.

      Unless otherwise indicated, all amounts and percentages are based on estimated gross collections, including principal and interest.

      We cannot assure you that the delinquency, repossession and net credit loss experience on the receivables sold to the trust will be comparable to the following historical experience.

-----------------------------------------------------------------------------------------------------------------------------------

                                           CFC Net Credit Loss and Repossession Experience
                                                 ----------------------------------------------------------------------------------
                                                        Six Months Ended                      Year Ended December 31,
                                                            June 30,
                                                      2001           2000           2000         1999          1998        1997
                                                 ----------------------------------------------------------------------------------
    Average Portfolio Outstanding During the
       Period ($ Millions)                           $35,337        $29,096         $30,590      $26,191        $23,581     $21,485
    -------------------------------------------------------------------------------------------------------------------------------
    Average Number of Contracts Outstanding
       During the Period                           2,201,560      1,948,332       2,004,982    1,835,534      1,747,846   1,688,525
    -------------------------------------------------------------------------------------------------------------------------------
    Repossessions as a Percentage of Average
       Number of Contracts Outstanding(3)              1.71%          1.83%           1.82%        2.16%          2.77%       3.40%
    -------------------------------------------------------------------------------------------------------------------------------
    Net Credit Losses as a Percentage of
       Liquidations (1) (2)                            1.70%          1.74%           1.77%        1.91%          2.77%       3.36%
    -------------------------------------------------------------------------------------------------------------------------------
    Net Credit Losses as a Percentage of
       Average Portfolio Outstanding (1) (3)           0.74%          0.77%           0.78%        0.98%          1.39%       1.80%
    -------------------------------------------------------------------------------------------------------------------------------
(1)  Net credit losses are equal to the aggregate of the balances of all receivables which are determined to be uncollectible in the period, less any amounts realized from the sale of repossessed vehicles and any recoveries on receivables charged off in the current or prior periods, net of any disposition expenses and any dealer commissions which CFC failed to recover on receivables that were prepaid or charged off.

(2) Liquidations represent monthly cash payments and charge-offs which reduce the outstanding balance of a receivable.

(3)  Percentages have been annualized for the six months ended June 30, 2001 and 2000, and are not necessarily indicative of the experience for the entire year.
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                             CFC Delinquency Experience
                                  ---------------------------------------------------------------------------------
                                           At June 30,                            At December 31,
                                       2001           2000          2000          1999         1998        1997
                                  ---------------------------------------------------------------------------------
     Portfolio ($ Millions)           $37,235        $30,422         $33,776        $27,255     $24,854    $21,879
     --------------------------------------------------------------------------------------------------------------
     Delinquencies as a
     Percentage of the Portfolio
     --------------------------------------------------------------------------------------------------------------
     31 - 60 Days                       1.29%          1.26%           1.53%          1.78%       2.27%      3.24%
     --------------------------------------------------------------------------------------------------------------
     61 Days or More                    0.16%          0.12%           0.17%          0.17%       0.20%      0.46%
     --------------------------------------------------------------------------------------------------------------
     Total                              1.45%          1.38%           1.70%          1.95%       2.47%      3.70%
     --------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                          PAYMENTS ON THE SECURITIES

Payment Dates

o Interest and principal will be payable on the 6th of each month. If the 6th is not a business day, then interest and principal will be payable on the next business day.

o    The first payment will be on October 8, 2001.

          o Payments will be payable to securityholders of record on the business day before the payment date.


Interest Payments

o The first interest payment will be calculated on the original principal amount of each class of notes at the applicable per annum interest rate.

o Subsequent interest payments will be calculated on the outstanding principal balance of each note class as of the prior payment date (after giving effect to any payment of principal on that date) at the applicable per annum interest rate.

o To calculate interest due on the A-1 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

------------------------------------------------------------------------------

------------------------------------------------------------------------------
    Days in Initial            Days in Subsequent         Day Count
Interest Accrual Period     Interest Accrual Periods      Convention
------------------------------------------------------------------------------
                               From            To
                            (including)    (excluding)
    --------------------------------------------------------------------
              25 days          Prior         Current       actual/360
                           payment date   payment date
    --------------------------------------------------------------------

-----------------------------------------------------------------------------

o To calculate the interest due on the A-2, A-3 and A-4 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

------------------------------------------------------------------------------

-------------------------------------------------------------------------
    Days in Initial           For Subsequent Interest      Day Count
Interest Accrual Period         Accrual Periods            Convention
-------------------------------------------------------------------------
            23 days            1/12th of per annum           30/360
                                 interest rate
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o Interest payments on all classes of notes will have the same priority. If the available amount for interest payments, including the balance in the reserve fund, is less than the amount due, each class of notes will receive their pro rata share.

      Refer to the "Flow of Funds" section for information on how the amount available for interest payments is determined. Also refer to the "Credit Enhancement - Reserve Fund" section for information on how the reserve fund may be used to make interest payments.

Principal Payments

o The amount of principal payments on the securities on each payment date will generally equal the amount of principal that was collected on the receivables during the prior calendar month plus Excess Interest Collections minus the overcollateralization distribution amount.

o Principal of each class of notes will generally be repaid over a span of several consecutive months.

o The trust will pay principal sequentially to the earliest maturing class of notes then outstanding until such class is paid in full.

o The certificates will not receive any principal payments until all notes are paid in full.

o The trust is required to pay the outstanding principal of each class of notes by the applicable Legal Final.

o The final principal payment on any class of notes could occur significantly earlier than its Legal Final.

o The rate of principal payment on the notes will increase to the extent Excess Interest Collections are applied to pay note principal.

      Refer to the "Flow of Funds" section for information on how the amount available for principal payments is determined. Refer to the "Credit Enhancement" section for information on Excess Interest Collections.

Optional Redemption

      The servicer will have the option to purchase all of the remaining receivables from the trust when their aggregate principal balance declines to an amount that is less than or equal to 10% of the initial aggregate principal balance of the receivables, or $195,012,852 or less. If the servicer decides to exercise this option, then the outstanding principal amounts of the A-4 notes and the certificates, together with any accrued and unpaid interest, will be repaid in a lump sum payment. The lump sum payment under this optional redemption will shorten the maturity of the A-4 notes and certificates.


                                 FLOW OF FUNDS


Sources of Funds Available for Distribution

      Funds from the following sources may be available to make payments on the securities on each payment date:

o     collections received on the receivables during the prior calendar month,

o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

o investment earnings on the reserve fund received during the prior calendar month,

o     administrative and/or warranty repurchases, and

o     the reserve fund.

Application of Available Funds

      On each monthly payment date the total funds available (except for the reserve fund) will be distributed in the following order of priority:


------------------------------------------------------------------------------

                             Monthly Flow of Funds

             ----------------------------------------------------
                               pay servicing fee
             ----------------------------------------------------

             ----------------------------------------------------
                       pay accrued interest on the notes
             ----------------------------------------------------

             ----------------------------------------------------
                            replenish reserve fund,
                    if necessary, up to the initial amount
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-1 notes
             ----------------------------------------------------

             ----------------------------------------------------
                         pay the overcollateralization
                        distribution amount, if any, to
                    DaimlerChrysler Retail Receivables LLC
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-2 notes
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-3 notes
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-4 notes
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                          amount of the certificates
             ----------------------------------------------------

             ----------------------------------------------------
                   distribute remaining balance, if any, to
                    DaimlerChrysler Retail Receivables LLC
             ----------------------------------------------------

------------------------------------------------------------------------------

                              CREDIT ENHANCEMENT

      The following forms of credit enhancement are intended to enhance the likelihood of full payment of principal and interest due to the noteholders and to decrease the likelihood that the noteholders will experience losses of principal or interest on their notes.

Overcollateralization

      Overcollateralization is represented by the amount by which (i) the principal balance of receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities. The initial overcollateralization amount of $64,976,635.85 is equal to the initial receivables balance of $1,950,128,520.05 minus the initial yield supplement overcollateralization amount of $28,678,884.20 minus the initial principal amount of the securities of $1,856,473,000.00. This excess collateral is intended to protect noteholders from losses on the receivables.

      The Trust will attempt to maintain an overcollateralization amount (i.e., the amount by which (i) the principal balance of the receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities) at least equal to 4.00% of the amount equal to (x) the principal balance of the receivables as of the prior calendar month end minus (y) the yield supplement overcollateralization amount for that payment date. Once the Class A-1 Notes are paid in full, total funds available (except funds in the reserve fund) after paying the servicing fee, accrued and unpaid interest on the notes and any reserve fund deposit will be applied (i) to the payment of principal of the securities and (ii) to pay the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC. As illustrated in the "Application of Available Funds" section, the trust may begin making payments of the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC on the same payment date on which the A-1 notes are paid in full. No overcollateralization distribution will be made in any month in which the balance of the reserve fund is below $4,641,182.50. The overcollateralization distribution amount to be distributed on each payment date will be the greater of:


    (i)      $0.00
    Or
    (ii)     the lesser of (a) D - [S - (P x 96.00%)] or (b) D minus the A-1 notes balance immediately prior to the current payment date
   Where:
                    Total funds available                                  accrued
   D =            for distribution (except    minus     servicing    +   interest on    +       reserve
                    for the reserve fund)                  fee            the notes           fund deposit

   S = The outstanding principal amount of the securities as of the prior payment date, after giving effect to payments made on that date.

   P = The outstanding principal balance of the receivables as of the prior calendar month end minus the YSOA for that payment date.

   YSOA= For each payment date, the amount set forth in the table under "Yield Supplement Overcollateralization Amount".

Excess Interest Collections

      "Excess Interest Collections" are generally equal to (A) the sum of (i) interest collections received on the receivables during the prior calendar month, (ii) principal collections attributable to the reduction in the yield supplement overcollateralization amount from the prior payment date and (iii) investment earnings on the reserve fund received during the prior calendar month minus (B) the sum of (i) the servicing fee for the prior calendar month,
(ii) accrued interest on the notes, and (iii) the amount, if any, required to replenish the reserve fund to $4,641,182.50.

      Excess Interest Collections provide an additional form of credit enhancement since they will be applied to the payment of principal of the securities to the extent described above under the "Flow of Funds - Application of Available Funds" section.

      If credit losses on receivables and delinquent receivables decrease the amount of interest collections received on the receivables in a month, Excess Interest Collections will be reduced or eliminated for such month.

Reserve Fund

o On September 13, 2001, the seller will provide funds from the proceeds of its sale of receivables to establish a $4,641,182.50 reserve fund.

o The indenture trustee will hold the reserve fund for the benefit of the noteholders.

o The reserve fund will be invested in high quality, short term investments which mature on or prior to each monthly payment date.

o If the total funds available for distribution minus the servicing fee is less than accrued interest on the notes, the reserve fund will be available to make interest payments.

o If a class of notes has not been paid in full on its Legal Final, the reserve fund will be applied to the payment of principal for that class of notes.

o If the aggregate outstanding principal amount of the notes exceeds the outstanding principal balance of the receivables as of the prior calendar month end, the reserve fund will be applied to the payment of principal of the notes.

o As illustrated in the "Flow of Funds" section above, on each payment date the reserve fund will be reinstated up to the initial balance to the extent funds are available.

o After full payment of all accrued interest on the notes and the outstanding principal balance of the securities, the reserve fund will be distributed to DaimlerChrysler Retail Receivables LLC.

Subordinated Certificates

      As additional credit enhancement, the certificates do not bear interest and will not receive any principal payments until the notes are paid in full. The payments on the certificates are subordinated to payments on the notes to decrease the likelihood that the trust will default in making payments due on the notes.

                 YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

         The sum of the servicing fee rate and the weighted average interest rate of the notes will exceed, on the date of issuance of the notes, and is expected to continue to exceed the weighted average APR of the Receivables. The yield supplement overcollateralization amount is intended to compensate for such negative differential.

         "Yield Supplement Overcollateralization Amount" means, with respect to any payment date, the amount specified below with respect to such payment date:




Closing Date...................            $28,678,884.20        August 2004....................        $3,346,967.32
October 2001...................             27,554,471.62        September 2004.................         3,038,395.65
November 2001..................             26,452,659.89        October 2004...................         2,746,335.81
December 2001..................             25,373,566.22        November 2004..................         2,470,149.19
January 2002...................             24,317,308.29        December 2004..................         2,209,878.82
February 2002..................             23,284,004.28        January 2005...................         1,965,597.88
March 2002.....................             22,273,772.83        February 2005..................         1,737,373.99
April 2002.....................             21,286,733.12        March 2005.....................         1,525,272.58
May 2002.......................             20,323,004.76        April 2005.....................         1,329,301.85
June 2002......................             19,382,707.91        May 2005.......................         1,149,215.12
July 2002......................             18,465,963.18        June 2005......................           984,260.35
August 2002....................             17,572,891.71        July 2005......................           833,783.31
September 2002.................             16,703,615.12        August 2005....................           697,212.61
October 2002...................             15,858,255.54        September 2005.................           573,867.44
November 2002..................             15,036,932.74        October 2005...................           463,142.90
December 2002..................             14,239,763.51        November 2005..................           364,678.21
January 2003...................             13,466,865.38        December 2005..................           278,493.04
February 2003..................             12,718,360.06        January 2006...................           204,646.64
March 2003.....................             11,994,355.67        February 2006..................           143,073.67
April 2003.....................             11,294,950.23        March 2006.....................            93,583.26
May 2003.......................             10,620,112.11        April 2006.....................            56,161.51
June 2003......................              9,969,571.06        May 2006.......................            30,260.75
July 2003......................              9,343,109.66        June 2006......................            13,767.80
August 2003....................              8,740,538.93        July 2006......................             4,623.28
September 2003.................              8,161,647.01        August 2006....................               899.98
October 2003...................              7,606,394.71        September 2006.................                60.52
November 2003..................              7,074,837.56        October 2006...................                 7.04
December 2003..................              6,567,044.43        November 2006..................                 5.21
January 2004...................              6,083,108.88        December 2006..................                 3.67
February 2004..................              5,623,099.59        January 2007...................                 2.42
March 2004.....................              5,186,990.66        February 2007..................                 1.46
April 2004.....................              4,774,788.91        March 2007.....................                 0.79
May 2004.......................              4,386,082.81        April 2007.....................                 0.39
June 2004......................              4,019,399.93        May 2007.......................                 0.13
July 2004......................              3,673,392.04


         The yield supplement overcollateralization amount has been calculated for each payment date as the sum of the amount for each Receivable equal to the excess, if any, of

          o the scheduled payment due on such Receivable for each future collection period discounted to present value as of the end of the preceding collection period at the APR of such Receivable, over

          o the scheduled payments due on the Receivable for each future collection period discounted to present value as of the end of the preceding collection period at 4.35%.

         For purposes of such calculation, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.

                                   SERVICING

Compensation

          o    The servicer will be compensated on a monthly basis.

          o The first servicing fee will be calculated on the original principal amount of the receivables at 1/12th of 1% per month.

          o For the first servicing fee calculation, the per annum servicing fee rate will be converted from an annual rate using the number of days from August 29, 2001 to, and including, September 30, 2001 on a 30/360 basis, or 32 days.

          o Subsequent servicing fees will be calculated on the principal balance of the receivables as of the first day of the prior calendar month at 1/12th of 1%.

          o As illustrated in the "Flow of Funds" section above, the servicing fee will be paid out of the total funds available for distribution each month.